================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2006

                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-27887                33-0846191
 ----------------------------         -----------          -------------------
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

  921 E. Alton Avenue, Santa Ana, California                    92705
  ------------------------------------------                  ----------
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On September 13, 2006, Collectors Universe, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2006. A copy of that press release is attached hereto as Exhibit
99.1 to, and by this reference is incorporated into this Current Report on Form 8-K.

           In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits.

            Exhibit No.                        Description
            -----------  -------------------------------------------------------
               99.1 Press release of Collectors Universe, Inc. issued September 13, 2006, announcing financial results for the fourth quarter and fiscal year ended June 30, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    COLLECTORS UNIVERSE, INC.


Dated: September 13, 2006                           By: /s/ JOSEPH J. WALLACE
                                                        ------------------------
                                                        Joseph J. Wallace,
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                              Description
----------   -------------------------------------------------------------------
   99.1      Press release of Collectors Universe, Inc. issued September 13,
             2006, announcing financial results for the fourth quarter and fiscal year ended June 30, 2006.

                                       E-1